        As filed with the Securities and Exchange Commission on __________, 2000
                                                   Registration No. ____-_______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                                 THE 3DO COMPANY
             (Exact name of registrant as specified in its charter)


        DELAWARE                                        94-3177293
------------------------                         --------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)


                               600 GALVESTON DRIVE
                         REDWOOD CITY, CALIFORNIA 94063
                               TEL: (650) 261-3000
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              --------------------

                          1993 INCENTIVE STOCK PLAN and
                        1994 EMPLOYEE STOCK PURCHASE PLAN
                        ---------------------------------

                            (Full title of the plan)

                                 JAMES ALAN COOK
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                                 THE 3DO COMPANY
                               600 GALVESTON DRIVE
                         REDWOOD CITY, CALIFORNIA 94063
                                 (650) 261-3000
            (Name, address and telephone number of agent for service)

                                    COPY TO:
                                  NEIL J. WOLFF
                     WILSON SONSINI GOODRICH & ROSATI, P.C.
                               650 PAGE MILL ROAD
                        PALO ALTO, CALIFORNIA 94304-1050
                                 (650) 493-9300

================================================================================


                         CALCULATION OF REGISTRATION FEE

======================================================= =============== =============== ==================== ===============
                                                                           Proposed
                                                                           maximum            Proposed
                                                          Amount to        offering            maximum         Amount of
                                                              be           price per          aggregate       registration
Title of securities to be registered(1)                   registered        share(2)      offering price(2)       fee
======================================================= =============== =============== ==================== ===============
1993 Incentive Stock Plan
-------------------------------------------------------
Common Stock                                              8,789,723         $2.203      $19,363,759.76
Par Value $0.01


1994 Employee Stock Purchase Plan
-------------------------------------------------------
Common Stock                                              2,500,000         $2.203      $ 5,507,500.00
Par Value $0.01

TOTAL                                                    11,289,723         $2.203      $24,871,259.76         $6,566.01


                      STATEMENT UNDER GENERAL INSTRUCTION E


     The contents of the Registrant's Form S-8 Registration Statements (File Nos. 33-71620, 33-80872, 34-84248, 33-96562, 333-20877, 333-42737, 333-66799 and
333-92621) with respect to the 1993 Incentive Stock Plan, and Form S-8 Registration Statements (File Nos. 33-84250 and 333-66801) with respect to the 1994 Employee Stock Purchase Plan are incorporated by reference into this Registration Statement.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
               --------------------------------------------------

ITEM 8.   EXHIBITS

          Exhibit No.                                 DESCRIPTION
          -----------        -------------------------------------------------------------------
             5.1             Opinion of Counsel as to legality of securities being registered
            23.1             Consent of Counsel (contained in Exhibit 5.1)
            23.2             Consent of KPMG LLP
            24.1             Power of Attorney (contained on page 4)

----------------
    (1)    Includes options to acquire such Common Stock.

    (2) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee. The price is based upon the average of the high and low prices of the Common Stock on December 12, 2000 as reported on the National Association of Securities Dealers Automated Quotations System.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Redwood City, State of California, on December 14, 2000.

                                 THE 3 DO COMPANY



                                 By: /s/ Kathleen McElwee
                                    --------------------------------------------
                                    Kathleen McElwee, Chief Financial Officer
                                    (Principal Financial Officer and Principal
                                    Accounting Officer)
                                    (Duly Authorized Officer)

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints, jointly and severally, William M. Hawkins, III, and James Alan Cook, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution for his him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that each of said attorney and agent, or their or his substitutes, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on December 14, 2000.


SIGNATURE                                                     TITLE
-----------------------------------------------------         ----------------------------------------------------

/s/ William M. Hawkins, III
-----------------------------------------------------         Chairman of the Board of Directors and
    William M. Hawkins, III                                   Chief Executive Officer
                                                              (Principal Executive Officer)


/s/ Kathleen McElwee
-----------------------------------------------------         Vice President - Chief Financial Officer
    Kathleen McElwee                                          (Principal Financial and Accounting Officer)


/s/ James Alan Cook
-----------------------------------------------------         Executive Vice President and General Counsel
    James Alan Cook


/s/ H. William Jesse, Jr.
-----------------------------------------------------
    H. William Jesse, Jr.                                     Director


/s/ Hugh C. Martin
-----------------------------------------------------
    Hugh C. Martin                                            Director


/s/ William A. Hall
-----------------------------------------------------
    William A. Hall                                           Director

                                  EXHIBIT INDEX
                                  -------------


          5.1     Opinion of Counsel as to legality of securities being registered

         23.1     Consent of Counsel (included in Exhibit 5.1)

         23.2     Consent of KPMG LLP

         24       Power of Attorney (included in signature pages to this registration statement)